UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2018

NanoFlex Power Corporation

(Exact name of registrant as specified in its charter)

Florida	333-187308	46-1904002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17207 N. Perimeter Dr., Suite 210

Scottsdale, AZ 85255

(Address of Principal Executive Offices)

480-585-4200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

One44 Financing

On November 15, 2018, NanoFlex Power Corporation, a Florida corporation (the “Company”) entered into a Securities Purchase Agreement (the “One44 SPA”) with One44 Capital LLC (“One44”) pursuant to which One44 agreed to purchase a convertible redeemable note (the “One44 Note”) in the aggregate principal amount of $170,000. On November 15, 2018, the Company issued the One44 Note. The One44 Note has an interest rate of 12% per annum and matures on November 15, 2019.

Pursuant to the One44 Note, during the first six months following the issuance of the One44 Note, One44 may convert all or a portion of the outstanding principal amount into shares of common stock, $0.0001 par value per share (the “Common Stock”) of the Company at a fixed conversion price of $0.25 per share. Starting on the six month anniversary of the date the One44 Note is issued, the conversion price per share shall be equal to 60% of the lowest trading price of the Common Stock during the 20 prior trading days (including the day upon which a notice of conversion is received). One44 may not convert the One44 Note to the extent that such conversion would result in beneficial ownership by One44 and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the One44 Note within 60 days of its issuance, the Company must pay the principal at a cash redemption premium of 120%, in addition to accrued interest; if such prepayment is made from the 61st day to the 120th day after issuance, then such redemption premium is 130%, in addition to accrued interest; and if such prepayment is made from the 121st day to the 180th day after issuance, then such redemption premium is 140%, in addition to accrued interest. After the 180th day following the issuance of the One44 Note, there shall be no further right of prepayment.

In connection with the One44 Note, the Company agreed to cause its transfer agent to reserve 8,091,000 shares of Common Stock, in the event that the One44 Note is converted. The closing occurred on November 16, 2018, and the Company received a net amount of $161,500.

Auctus Financing

On November 19, 2018, the Company entered into a Securities Purchase Agreement (the “Auctus SPA”) with Auctus Fund, LLC (“Auctus”) pursuant to which Auctus agreed to fund the Company an amount up to $210,000. On November 19, 2018, the Company issued Auctus a convertible promissory note in the aggregate principal amount of $210,000 (the “Auctus Note”). The Auctus Note entitles the holder to 12% interest per annum, and all principal and accrued interest under the Auctus Note is due on August 19, 2019. Any amount of principal or interest not repaid when due shall bear an interest rate of 24% per annum.

The Auctus Note may be converted into Common Stock of the Company at any time before the Auctus Note is satisfied in full at a conversion price equal to the lesser of (i) the closing price of the Common Stock on the trading day immediately prior to the date of the Auctus Note and (ii) 60% of the lowest trading price for the 25-trading day period prior to conversion. For the first 180 days following its issuance, the conversion price of the Auctus Note is subject to a floor of $0.50 per share. The Auctus Note contains customary events of default.

The closing occurred on November 29, 2018, and the Company received a net amount of $187,000. For one year following the closing, Auctus has a right of first refusal to purchase securities offered by the Company in an equity financing (including any debt financing with an equity component).

In connection with the Auctus Note, the Company agreed to cause its transfer agent to reserve 70,000,000 shares of Common Stock, in the event that the Auctus Note is converted. Auctus was also issued a commitment fee in the form of a warrant (the “Auctus Warrant”) to purchase 600,000 shares of Common Stock. The Auctus Warrant has a five-year term and an exercise price of $0.10 per share, and may be exercised utilizing a cashless exercise feature.

Auctus may not convert the Auctus Note or exercise the Auctus Warrant to the extent that such conversion or exercise would result in beneficial ownership by Auctus and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

Adar Alef Financing

On November 28, 2018, Company entered into a Securities Purchase Agreement (the “Adar Alef SPA”) with Adar Alef, LLC (“Adar Alef”) pursuant to which Adar Alef agreed to purchase two convertible redeemable notes in the aggregate principal amount of $160,500, comprised of the first note (the “Adar Alef First Note”) being in the amount of $80,250, and the remaining note in the amount of $80,250 (the “Adar Alef Back End Note”). The Adar Alef Back End Note shall initially be paid for by the issuance of an offsetting $75,000 secured note issued to the Company by Adar Alef (a “Buyer Note”), provided that prior to conversion of the Adar Alef Back End Note, Adar Alef must have paid off the Buyer Note in cash such that the Adar Alef Back End Note may not be converted until it has been paid for in cash by Adar Alef. Adar Alef shall deduct due diligence fees from the funding price of each of the Adar Alef First Note and the Adar Alef Back End Note such that the purchase price for each shall be $75,000.

On November 28, 2018, the Company issued the Adar Alef First Note. The interest rate under the Adar Alef First Note is 12% per annum and increases to 24% per annum if an event of default occurs. The Adar Alef First Note matures on November 28, 2019.

Under the Adar Alef First Note, Adar Alef may convert all or a portion of the outstanding principal of the Adar Alef First Note into shares of Common Stock at a fixed conversion price of $0.25 per share. Starting on the six month anniversary of the date the Adar Alef First Note was issued, the conversion price shall be equal to 60% of the lowest trading price of the Common Stock during the 20 prior trading days (including the day upon which a notice of conversion is received). Adar Alef may not convert the Adar Alef First Note to the extent that such conversion would result in beneficial ownership by Adar Alef and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the Adar Alef First Note within 60 days of its issuance, the Company must pay the principal at a cash redemption premium of 115%, in addition to accrued interest; if such prepayment is made from the 61st day to the 120th day after issuance, then such redemption premium is 125%, in addition to accrued interest; and if such prepayment is made from the 121st day to the 180th day after issuance, then such redemption premium is 135%, in addition to accrued interest. After the 180th day following the issuance of the Adar Alef First Note, there shall be no further right of prepayment.

In connection with the Adar Alef First Note, the Company agreed to cause its transfer agent to reserve 3,690,000 shares of Common Stock, in the event that the Adar Alef First Note is converted. The closing occurred on November 29, 2018, and the Company received a net amount of $71,250.

LG Capital Financing

On November 28, 2018, the Company entered into a Securities Purchase Agreement (the “LG Capital SPA”) with LG Capital Funding LLC (“LG Capital”) pursuant to which LG Capital agreed to purchase a convertible redeemable note (the “LG Capital Note”) in the aggregate principal amount of $80,250. The LG Capital Note contains a deduction of $5,250 for due diligence fees such that the purchase price of the LG Capital Note shall be $75,000. The LG Capital Note shall be paid for by LG Capital as set forth therein.

On November 28, 2018, the Company issued the LG Capital Note. The LG Capital Note has an interest rate of 12% per annum and matures on November 28, 2019. The Company has a six month option to purchase an additional note in the aggregate principal amount of $80,250 on the same terms herein.

During the first six months the LG Capital Note is in effect, LG Capital may convert all or a portion of the outstanding principal of the LG Capital Note into shares of the Company’s Common Stock at a fixed conversion price of $0.25 per share. Starting on the six month anniversary, the conversion price shall be equal to 58% of the lowest trading price of the Common Stock during the 20 prior trading days (including the day upon which a notice of conversion is received). LG Capital may not convert the LG Capital Note to the extent that such conversion would result in beneficial ownership by LG Capital and its affiliates of more than 9.9% of the Company’s issued and outstanding Common Stock.

If the Company prepays the LG Capital Note within 60 days of its issuance, the Company must pay the principal at a cash redemption premium of 115%, in addition to accrued interest; if such prepayment is made from the 61st day to the 120th day after issuance, then such redemption premium is 125%, in addition to accrued interest; and if such prepayment is made from the 121st day to the 180th day after issuance, then such redemption premium is 135%, in addition to accrued interest. After the 180th day following the issuance of the LG Capital Note, there shall be no further right of prepayment.

In connection with the LG Capital Note, the Company agreed to cause its transfer agent to reserve 3,690,000 shares of Common Stock, in the event that the LG Capital Note is converted. The closing occurred on November 29, 2018, and the Company received a net amount of $71,250.

Power Up Financing

On November 29, 2018, the Company entered into a Securities Purchase Agreement (the “Power Up SPA”) with Power Up Lending Group Ltd. (“Power Up”) pursuant to which Power Up agreed to purchase a convertible promissory note (the “Power Up Note”) in the aggregate principal amount of $128,000. On November 29, 2018, the Company issued the Power Up Note. The Power Up Note entitles the holder to 12% interest per annum and matures on September 15, 2019.

Under the Power Up Note, Power Up may convert all or a portion of the outstanding principal of the Power Up Note into shares of Common Stock beginning on the date which is 180 days from the issuance date of the Power Up Note, at a price equal to 61% of the average of the lowest two trading prices during the 15 trading day period ending on the last complete trading date prior to the date of conversion, provided, however, that Power Up may not convert the Power Up Note to the extent that such conversion would result in beneficial ownership by Power Up and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the Power Up Note within 30 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 110%; if such prepayment is made between the 31st day and the 60th day after the issuance of the Power Up Note, then such redemption premium is 115%; if such prepayment is made from the sixty first 61st to the 90th day after issuance, then such redemption premium is 120%; and if such prepayment is made from the 91st to the 180th day after issuance, then such redemption premium is 125%. After the 180th day following the issuance of the Power Up Note, there shall be no further right of prepayment.

In connection with the Power Up Note, the Company agreed to cause its transfer agent to reserve 14,597,291 shares of Common Stock, in the event that the Power Up Note is converted. The closing occurred on November 30, 2018, and the Company received a net amount of $112,200.

MV Financing

On November 28, 2018, the Company entered into a Securities Purchase Agreement (the “MV SPA”) with Morningview Financial, LLC (“MV”) pursuant to which MV agreed to purchase a convertible promissory note (the “MV Note”) in the aggregate principal amount of $75,000. At closing, MV shall withhold $5,250 from the proceeds of the MV Note to cover MV’s due diligence and transaction costs.

On November 28, 2018, the Company issued the MV Note. The MV Note entitles the holder to 12% interest per annum and matures on November 28, 2019.

Under the MV Note, MV may convert all or a portion of the outstanding principal of the MV Note into shares of Common Stock at a conversion price of $0.25 per share at any time after the issuance date of the MV Note and up until the 180th calendar day after the issuance date of the MV Note. After the 180th calendar day after the issuance date of the MV Note, MV can convert the MV Note into shares of the Common Stock, at a price equal to the lesser of the (i) closing price of the Common Stock on the trading market on the issuance date or (ii) 60% of the lowest trading price during the 20 trading day period ending on the last complete trading date prior to the date of conversion, provided, however, that MV may not convert the MV Note to the extent that such conversion would result in beneficial ownership by MV and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock. Under the MV Note, MV also has the right to waive such limitation on conversion (up to a maximum of 9.99%).

If the Company prepays the MV Note within 90 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 125%; if such prepayment is made between the 91st day and the 120th day after the issuance of the MV Note, then such redemption premium is 130%; if such repayment is made from the 121st day after issuance to the 150th day after issuance, then such redemption premium is 135%; and if such repayment is made from the 151st day after issuance to the 180th day after issuance, then such redemption premium is 140%. After the expiration of the 180 days following the issuance, there shall be no further right of prepayment.

In connection with the MV Note, the Company agreed to cause its transfer agent to reserve 15,000,000 shares of Common Stock, in the event that the MV Note is converted. The closing occurred on December 3, 2018, and the Company received a net amount of $66,250.

The foregoing summaries of the terms of the One44 Note, the Auctus Note, the Auctus Warrant, the Adar Alef First Note, the LG Capital Note, the Power Up Note, the MV Note, the One44 SPA, the Auctus SPA, the Adar Alef SPA, the LG Capital SPA, the Power Up SPA and the MV SPA are subject to, and qualified in their entirety by, the agreements and instruments attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the One44 Note, the Auctus Note, the Auctus Warrant, the Adar Alef First Note, the LG Capital Note, the Power Up Note, the MV Note, the One44 SPA, the Auctus SPA, the Adar Alef SPA, the LG Capital SPA, the Power Up SPA, the MV SPA and the related agreements is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuances of the One44 Note, the Auctus Note, the Auctus Warrant, the Adar Alef First Note, the LG Capital Note, the Power Up Note and the MV Note is incorporated herein by reference. The issuances of the One44 Note, the Auctus Note, the Auctus Warrant, the Adar Alef First Note, the LG Capital Note, the Power Up Note and the MV Note were made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

Item 8.01	Other Events.

As reported in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2018, the Company borrowed $170,000 from One44 and issued to One44 a convertible redeemable note in the amount of $170,000 with a maturity date of May 22, 2019. The Company paid off the first note in full on November 13, 2018, with total payments of $251,537.

As reported in the Company’s current report on Form 8-K filed with the SEC on June 4, 2018, the Company borrowed $157,500 from Adar Bays, LLC (“Adar Bays”) and issued to Adar Bays the first of three convertible redeemable notes in the amount of $52,500 with a maturity date of May 29, 2019. The Company paid off the first note in full on November 19, 2018, with total payments of $76,528.

As reported in the Company’s current report on Form 8-K filed with the SEC on June 11, 2018, the Company borrowed $128,000 from Power Up and issued to Power Up a convertible redeemable note in the amount of $128,000 with a maturity date of March 30, 2019. The Company paid off the note in full on November 30, 2018, with total payments of $169,205.

As reported in the Company’s current report on Form 8-K filed with the SEC on June 26, 2018, the Company borrowed $100,500 from GS Capital Partners, LLC (“GS Capital”) and issued to GS Capital the first of two convertible redeemable notes in the amount of $50,000 with a maturity date of June 11, 2019. The Company paid off the first note in full on December 3, 2018, with total payments of $71,384.

Also as reported in the Company’s current report on Form 8-K filed with the SEC on June 26, 2018, the Company borrowed $160,500 from LG Capital and issued to LG Capital two convertible redeemable notes in the aggregate principal amount of $160,500, with a maturity date of June 13, 2019. The Company paid off the first of the two notes in full on December 3, 2018, with total payments of $114,321.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Convertible Redeemable Note, dated as of November 15, 2018.
4.2	Convertible Promissory Note, dated as of November 19, 2018.
4.3	Common Stock Purchase Warrant, dated as of November 19, 2018.
4.4	Convertible Redeemable Note, dated as of November 28, 2018.
4.5	Convertible Redeemable Note, dated as of November 28, 2018.
4.6	Convertible Promissory Note, dated as of November 29, 2018.
4.7	Convertible Promissory Note, dated as of November 28, 2018.
10.1	Securities Purchase Agreement, dated as of November 15, 2018.
10.2	Securities Purchase Agreement, dated as of November 19, 2018, by and between NanoFlex Power Corporation and Auctus Fund, LLC.
10.3	Securities Purchase Agreement, dated as of November 28, 2018, by and between NanoFlex Power Corporation and Adar Alef, LLC.
10.4	Securities Purchase Agreement, dated as of November 28, 2018, by and between NanoFlex Power Corporation and LG Capital Funding LLC.
10.5	Securities Purchase Agreement, dated as of November 29, 2018, by and between NanoFlex Power Corporation and Power Up Lending Group Ltd.
10.6	Securities Purchase Agreement, dated as of November 28, 2018, by and between NanoFlex Power Corporation and Morningview Financial, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2018

NanoFlex Power Corporation

By:	/s/ Dean L. Ledger
Name:	Dean L. Ledger
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Convertible Redeemable Note, dated as of November 15, 2018.
4.2	Convertible Promissory Note, dated as of November 19, 2018.
4.3	Common Stock Purchase Warrant, dated as of November 19, 2018.
4.4	Convertible Redeemable Note, dated as of November 28, 2018.
4.5	Convertible Redeemable Note, dated as of November 28, 2018.
4.6	Convertible Promissory Note, dated as of November 29, 2018.
4.7	Convertible Promissory Note, dated as of November 28, 2018.
10.1	Securities Purchase Agreement, dated as of November 15, 2018.
10.2	Securities Purchase Agreement, dated as of November 19, 2018, by and between NanoFlex Power Corporation and Auctus Fund, LLC.
10.3	Securities Purchase Agreement, dated as of November 28, 2018, by and between NanoFlex Power Corporation and Adar Alef, LLC.
10.4	Securities Purchase Agreement, dated as of November 28, 2018, by and between NanoFlex Power Corporation and LG Capital Funding LLC.
10.5	Securities Purchase Agreement, dated as of November 29, 2018, by and between NanoFlex Power Corporation and Power Up Lending Group Ltd.
10.6	Securities Purchase Agreement, dated as of November 28, 2018, by and between NanoFlex Power Corporation and Morningview Financial, LLC.